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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) January 22, 2003

Tetra Tech, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19566 (Commission File No.)	95-4148514 (I.R.S. Employer Identification No.)

3475 East Foothill Boulevard, Pasadena, California 91107
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (626) 351-4664

670 North Rosemead Boulevard, Pasadena, California 91107-2190
(Former name or former address, if changed since last report.)

Item 5. Other Events

        On January 22, 2003, Tetra Tech, Inc. ("Tetra Tech") announced results for its first fiscal quarter ended December 29, 2002. Tetra Tech's press release, dated January 22, 2003, titled "Tetra Tech Reports First Quarter 2003 Results" is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

99.1	Press Release titled "Tetra Tech Reports First Quarter 2003 Results" dated January 22, 2003.

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2003
TETRA TECH, INC.
	By:	/s/ DAVID W. KING David W. King Chief Financial Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits